LIMITED CONSENT, LIMITED WAIVER AND THIRD AMENDMENT TO
                               CREDIT AGREEMENT


      This LIMITED CONSENT, LIMITED WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of October 11, 2004 by and among ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Agent"), for itself as a Lender and as Agent for Lenders, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Amendment (as hereinafter defined).

                                  RECITALS

     WHEREAS, Borrower, the other Credit Parties signatory thereto, Agent and the Lenders have entered into that certain Credit Agreement, dated as of April 9, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, Borrower has informed the Agent and the Lenders that Borrower desires to (i) indefinitely postpone the construction of and investment in a new manufacturing facility in Qingdao, China and the formation of the Qingdao Subsidiary; (ii) increase its investment in the Xiamen Subsidiary; (iii) cause its Subsidiary, ICON Cayman to form certain new Chinese Subsidiaries in order to facilitate the sale and retail distribution of the health and fitness products manufactured and/or distributed by Borrower and its Subsidiaries, including, without limitation, the Chinese Subsidiaries and/or third-party contract manufacturers within the territory of the People's Republic of China; (iv) amend certain provisions of the Credit Agreement to permit the foregoing transactions; and (v) increase the Revolving Loan Commitment to Two Hundred Seventy-Five Million Dollars ($275,000,000) and amend certain other provisions of the Credit Agreement as set forth herein; and

     WHEREAS, Borrower, the other Credit Parties, Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.

     NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, the Lenders, Borrower and the Credit Parties agree as follows:

     Section 1. Limited Consent. Subject to the terms and conditions set forth herein and notwithstanding Sections 5.1, 6.1, 6.5 or 6.15 of the Credit Agreement, the Agent and the Lenders consent to:

     (a) The formation by ICON Cayman of (i) a trading company which shall be a wholly-owned Subsidiary of ICON Cayman incorporated in China and shall operate in Xiamen and/or Shanghai (the "Chinese Trading Company") and (ii) a retail sales company which shall be a wholly-owned Subsidiary of ICON Cayman incorporated in China (the "Chinese Retail Sales Company" and together with the Chinese Trading Company are collectively, the "Chinese Sales Companies"); provided that ICON Cayman will own 100% of the issued and outstanding Stock of each of the Chinese Trading Company and the Chinese Retail Sales Company; and

     (b) The formation by the Chinese Retail Sales Company of (i) a retail sales company incorporated in China which shall be a wholly-owned Subsidiary of the Chinese Retail Sales Company and shall operate in Beijing (the "Beijing Retail Company"); (ii) a retail sales company incorporated in China which shall be a wholly-owned Subsidiary of the Chinese Retail Sales Company and shall operate in Shanghai (the "Shanghai Retail Company") and (iii) a retail sales company incorporated in China which shall be a wholly-owned Subsidiary of the Chinese Retail Sales Company and shall operate in Guangzhou (the "Guangzhou Retail Company" and together with the Beijing Retail Company, the Shanghai Retail Company and the Chinese Sales Companies are collectively, the "New Chinese Subsidiaries"); provided that the Chinese Retail Sales Company will own 100% of the issued and outstanding Stock of each of the Beijing Retail Company, the Shanghai Retail Company and the Guangzhou Retail Company (it being understood and agreed by the parties hereto that the Chinese Retail Sales Company may elect to establish the foregoing retail sales companies as branches of the Chinese Retail Sales Company instead of being incorporated as wholly-owned Subsidiaries thereof, in which case the requirements set forth in this clause (b) and Section 2 hereof shall not be applicable and hereby waived with respect to each of the Beijing Retail Company, the Shanghai Retail Company and the Guangzhou Retail Company).

     Section 2. The consents set forth in Section 1 above shall be effective upon satisfaction of the following conditions precedent (all documents to be in form and substance satisfactory to Agent):

     (a) Agent shall have received, in form and substance satisfactory to Agent, a certificate executed by the corporate secretary or an assistant secretary (or equivalent thereof) of each New Chinese Subsidiary attaching and certifying (i) the articles of association (or equivalent thereof) of each New Chinese Subsidiary together with all amendments thereto; and (ii) good standing certificates (including verification of tax status) (or applicable equivalent) for each New Chinese Subsidiary in its the state (or province) of incorporation, certified by the applicable authorized Governmental Authority; and

     (b) Agent shall have received, in form and substance satisfactory to Agent, a memorandum prepared by Sidley Austin Brown & Wood confirming (x) certain tax benefits available to the New Chinese Subsidiaries, including, without limitation, (i) the compliance with Chinese tax and other laws of proposed transfer pricing applicable to the New Chinese Subsidiaries, (ii) VAT and income tax exemptions and limitations applicable to the New Chinese Subsidiaries and (iii) the New Chinese Subsidiaries' status as wholly owned foreign enterprises under Chinese law, and (y) the feasibility of the new Chinese retail sales structure presented by the New Chinese Subsidiaries under Chinese foreign exchange control laws and customs laws.

     Section 3. Limited Consent. Subject to the terms and conditions set forth herein and notwithstanding Sections 5.1 or 6.5 of the Credit Agreement, the Agent and the Lenders consent to the discontinuation of the trampoline business line of Jumpking.

     Section 4. Limited Waivers. The Agent and the Requisite Revolving Lenders hereby waive any breach or violation of the Credit Agreement (and any resulting Event of Default) which has occurred solely as a result of Borrower's failure to comply with (i) the Minimum Fixed Charge Coverage Ratio covenant set forth in clause (b) of Annex G to the Credit Agreement for the Fiscal Quarter ending on or about August 31, 2004 and (ii) the Minimum EBITDA covenant set forth in clause (c) of Annex G to the Credit Agreement for the Fiscal Quarter ending on or about August 31, 2004.

     Section 5.   Amendments to Credit Amendment.

     (a) The parties hereto agree that Section 1.1(b)(ii) of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

        "(ii) Borrower, Agent and each Lender hereby acknowledge and agree that as of the date of the Third Amendment (i) the aggregate outstanding principal balance of the Term Loan equals Twelve Million Five Hundred Thousand Dollars ($12,500,000) (the "Existing Term Loan") and (ii) the aggregate accrued, but unpaid interest in respect of the Term Loan equals Thirty Four Thousand Three Hundred Ninety Two Dollars and Forty Cents ($34,392.40) (the "Term Loan Interest Amount"). Notwithstanding anything to the contrary contained herein, Borrower, Agent and each Lender hereby acknowledge and agree that on the Third Amendment Effective Date (i) the entire principal balance of the Existing Term Loan shall be allocated to and constitute the entire amount of the Fixed Asset Availability, (ii) the entire principal balance of the Existing Term Loan and the Term Loan Interest Amount shall be converted into and shall constitute a portion of the principal balance of the Revolving Loan and that each Revolving Lender shall be deemed to have fulfilled all of its Revolving Loan Commitment to provide its Pro Rata Share of such portion of the Revolving Loan by virtue of such conversion of the entire balance of the Existing Term Loan and the Term Loan Interest Amount to a portion of the principal balance of the Revolving Loan, which shall be deemed to be extended by Revolving Lenders to Borrower on the Third Amendment Effective Date and (iii) as a result of the foregoing conversion, the Term Loan Commitment is terminated and the Revolving Loan Commitment of each Revolving Lender shall be deemed to be increased with its respective Pro Rata Share of the entire principal balance of the Existing Term Loan and the Term Loan Interest Amount.

     Fixed Asset Availability shall be automatically and permanently reduced by ten (10) consecutive quarterly installments on the last day of February, May, August and November of each year, commencing November 30, 2004, as follows:

   Reduction           Installment
     Dates               Amounts

November 30, 2004      $1,250,000

February 28, 2005      $1,250,000

May 31, 2005           $1,250,000

August 31, 2005        $1,250,000

November 30, 2005      $1,250,000

February 28, 2006      $1,250,000

May 31, 2006           $1,250,000

August 31, 2006        $1,250,000

November 30, 2006      $1,250,000

February 28, 2007      $1,250,000"

     (b) The parties hereto agree that Section 1.5(a) of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

        "(a)   Borrower shall pay interest in cash to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (A) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum, based on the aggregate Revolving Credit Advances outstanding from time to time; and (B) with respect to the Swing Line Loan, the Index Rate plus the Applicable Revolver Index Margin per annum.

The Applicable Margins are as follows:

Applicable Revolver Index Margin    1.375%
Applicable Revolver LIBOR Margin    2.750%
Applicable L/C Margin               2.000%
Applicable Unused Line Fee Margin
(subject to adjustment in
accordance with Section 1.9(b))     0.500%

     The Applicable Revolver Index Margin and the Applicable Revolver LIBOR Margin may be adjusted by reference to the following grids:

If Fixed Charge Coverage Ratio is:        Level of Applicable Margins:
----------------------------------        ----------------------------
Less than 1.25 to 1.00                            Level I
Equal to or greater than 1.25 to 1.00             Level II


                                           Level I    Level II
                                           -------    --------
Applicable Revolver Index Margin            1.375%      1.125%
Applicable Revolver LIBOR Margin            2.750%      2.500%

     Adjustments in the Applicable Revolver Index Margin and the Applicable Revolver LIBOR Margin commencing with the Fiscal Quarter ending on or about May 31, 2005 shall be implemented quarterly on a prospective basis, for each calendar month commencing at least five (5) days after the date of delivery to Lenders of the quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, Borrower shall deliver to Agent and Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Revolver Index Margin and the Applicable Revolver LIBOR Margin. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Revolver Index Margin and the Applicable Revolver LIBOR Margin to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If an Event of Default has occurred and is continuing at the time any reduction in the Applicable Revolver Index Margin and the Applicable Revolver LIBOR Margin is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Event of Default is waived or cured."

     (c) The parties hereto agree that Section 5.12 of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

     "Section 5.12   Sales of Inventory by Chinese Subsidiaries.  Borrower
agrees that all Inventory manufactured by or purchased for resale by any of the Chinese Subsidiaries and intended for resale to Borrower's customers located in the United States shall be sold to Borrower's customers through Borrower. Although Chinese Subsidiaries may drop ship Inventory directly to Borrower's customers, Chinese Subsidiaries shall first sell such Inventory to Borrower based on purchase orders issued by Borrower to Chinese Subsidiaries and invoices issued by Chinese Subsidiaries to Borrower; Borrower shall then sell such Inventory to its customers; Borrower shall issue all invoices to the relevant Account Debtors; and Borrower shall require that payments on all such invoices be made to a Depository Account in the United States subject to a Blocked Account Agreement (reasonably acceptable to Agent) in favor of Agent pursuant to which the Depository Bank shall have limited set-off rights."

     (d) The parties hereto agree that Section 5 of the Credit Amendment is hereby amended by adding the following new Section 5.13 at the end thereof:

     "Section 5.13   Chinese Sales Companies.  The Credit Parties hereby agree
that in the event any of the Chinese Sales Companies shall sell export products manufactured by the Xiamen Subsidiary outside of China, the Credit Parties shall cause the Xiamen Subsidiary and the Chinese Sales Companies (as applicable) to execute and deliver to Agent export sales agreements, in form and substance substantially similar to the form attached to the Third Amendment as Exhibit A, pursuant to which the Xiamen Subsidiary may sell its export products to the Chinese Sales Companies, except for finished goods intended for resale to Borrower's customers located in the United States, which finished goods will be sold to Borrower for resale to such customers."

     (e) The parties hereto agree that clauses (i) and (j) of Section 6.2 of the Credit Amendment are hereby amended and restated to read in their entirety as follows:

        "(i) Borrower may make investments in Xiamen Subsidiary not to exceed $10,000,000 in the aggregate (the "Xiamen Subsidiary Investments") on or prior to November 30, 2004, as follows: (a) Borrower has already made the first portion of the Xiamen Subsidiary Investments in the amount of $5,000,000 on or prior to April 15, 2004 and (b) Borrower may make the second portion of the Xiamen Subsidiary Investments not to exceed $5,000,000 on or prior to November 30, 2004 so long as prior to such investment Agent shall have received, in form and substance satisfactory to Agent, written evidence that Ming-Tsung Johnny Lee has provided an additional cash equity contribution of not less than $3,500,000 to the Xiamen Subsidiary; and (j) Borrower may make investments in (a) the Chinese Retail Sales Company not to exceed $600,000 in the aggregate and (v) the Chinese Trading Company not to exceed $600,000 in the aggregate."

     (f) The parties hereto agree that clause (xi)of Section 6.3(a) of the Credit Amendment is hereby amended and restated to read in its entirety as follows and that clause (xii) of Section 6.3(a) of the Credit Amendment is hereby deleted:

        "and (xi) Indebtedness incurred by Xiamen Subsidiary from Bank of China not to exceed $5,000,000."

     (g) The parties hereto agree that the Section 6 of the Credit Amendment is hereby amended by adding the following new Section 6.21 at the end thereof:

     "Section 6.21. ICON Cayman, Cayman Sales Company and Chinese Subsidiaries. None of the Chinese Subsidiaries, ICON Cayman, Cayman Sales Company or any other Credit Party shall, without Agent's prior written consent, (i) change or amend the terms of any of the existing articles of organization, articles of association, bylaws, shareholders' agreements, operating agreements, consulting agreements or similar agreements of, or relating to, ICON Cayman, ICON Sales Company and any Chinese Subsidiary, or (ii) enter into any shareholders' agreements, operating agreements, consulting agreements or similar agreements of, or relating to, ICON Cayman, ICON Sales Company and any Chinese Subsidiary."

     (h) The parties hereto agree that the first sentence of the second paragraph of Section 9.2 of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

     "If Agent shall request instructions from Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as the case may be, and Agent shall not incur liability to any Person by reason of so refraining."

     (i) The parties hereto agree that the last sentence of the second paragraph of Section 9.2 of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

     "Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as applicable."

     (j) The parties hereto agree that the second sentence of Section 9.9(d) of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

     "Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" or a "Revolving Lender" (or be included in the calculation of "Requisite Lenders," "Requisite Revolving Lenders" or "Supermajority Revolving Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document."

     (k) The parties hereto agree that the first sentence of Section 11.2(a) of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

     "Except for actions expressly permitted to be taken by Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and Borrower, and by Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as applicable."

     (l) The parties hereto agree that Section 11.2(b) of the Credit Amendment is hereby amended by adding the following new sentence at the end thereof:

     "No amendment, modification, or waiver of, the definition of Minimum Excess Availability Reserve" shall be effective unless the same shall be in writing and signed by Agent, Supermajority Revolving Lenders and Borrower."

     (m)   The parties hereto agree that clause (vii) in the first sentence of
Section 11.2(c) of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

     "(vii) amend or waive this Section 11.2 or the definitions of the terms "Requisite Lenders", "Requisite Revolving Lenders" or "Supermajority Revolving Lenders" insofar as such definitions affect the substance of this Section 11.2;"

     (n) The parties hereto agree that Section 11.2(d) of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

        "(d) If, in connection with any proposed amendment, modification, waiver or termination (a "Proposed Change"):

         (i) requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clauses (ii) and (iii) below being referred to as a "Non-Consenting Lender"),

         (ii) requiring the consent of Supermajority Revolving Lenders, the onsent of Requisite Revolving Lenders is obtained, but the consent of Supermajority Revolving Lenders is not obtained;

         (iii) requiring the consent of Requisite Revolving Lenders, the consent of Revolving Lenders holding 51% or more of the aggregate Revolving Loan Commitments is obtained, but the consent of Requisite Revolving Lenders is not obtained, or

         (iv) requiring the consent of Requisite Lenders, the consent of Lenders holding 51% or more of the aggregate Commitments is obtained, but the consent of Requisite Lenders is not obtained,

         then, so long as Agent is not a Non-Consenting Lender, at Borrower's request Agent, or a Person acceptable to Agent, shall have the right with Agent's consent and in Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lenders, and such Non-Consenting Lenders agree that they shall, upon Agent's request, sell and assign to Agent or such Person, all of the Commitments of such Non-Consenting Lenders for an amount equal to the principal balance of all Loans held by the Non-Consenting Lenders and all accrued interest and Fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement."

     (o) The parties hereto agree to add the following new definitions in Annex A to the Credit Amendment in alphabetical order:

     ""Cayman Sales Company" means Xiamen Cowell Industrial Sales, Inc., a Cayman Islands corporation, the wholly-owned Subsidiary of International Holdings.

     "Chinese Retail Sales Company" shall mean a retail sales company to be formed subject to the terms and conditions set forth in Sections 1 and 2 of the Third Amendment, which shall be a wholly-owned Subsidiary of ICON Cayman incorporated in China.

     "Chinese Sales Companies" shall mean the Chinese Retail Sales Company, the Chinese Trading Company and those certain other new Chinese Subsidiaries to be formed subject to the terms and conditions set forth in Sections 1 and 2 of the Third Amendment.

     "Chinese Trading Company" shall mean a trading company to be formed subject to the terms and conditions set forth in Sections 1 and 2 of the Third Amendment, which shall be a wholly-owned Subsidiary of ICON Cayman incorporated in China and shall operate in Xiamen and/or Shanghai.

     "Fixed Asset Availability" shall mean Twelve Million Five Hundred Thousand Dollars ($12,500,000), which shall be automatically and permanently reduced pursuant to Section 1.1(b)(ii) hereof.

     "Minimum Excess Availability Reserve" shall mean a special Reserve established by Agent on the Third Amendment Effective Date and maintained by Agent until the Termination Date in an amount equal to Twenty Five Million Dollars ($25,000,000).

      "Third Amendment" means that certain Limited Consent, Limited Waiver and Third Amendment dated as of October 11, 2004 by and among Borrower, Credit Parties, Agent and the Lenders party thereto.

      "Supermajority Revolving Lenders" means Lenders having (a) 80% or more of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, 80% or more of the aggregate outstanding amount of the Revolving Loan (with the Swing Line Loan being attributed to the Lender making such Loan) and Letter of Credit Obligations.

     "Third Amendment Effective Date" shall mean the date on which each of the conditions precedent to the effectiveness of the Third Amendment set forth in
Section 6 thereof is satisfied."

     (p) The parties hereto agree that the following definitions in Annex A to the Credit Amendment shall be amended and restated to read in their entirety as follows:

     ""Borrowing Base" means, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of:

         (a) up to eighty-five percent (85%) of the book value of Borrower's and its domestic and Canadian Subsidiaries' Eligible Accounts, less any Reserves established by Agent at such time; plus

         (b) up to the lesser of (i) sixty percent (60%) (seventy percent (70%) during the period of July 1 to November 30 of each year) of the book value of Borrower's and its domestic and Canadian Subsidiaries' Eligible Inventory valued on a first?in, first?out basis (at the lower of cost or market), less any Reserves established by Agent at such time or (ii) eighty-five percent (85%) (ninety-five percent (95%) during the period of July 1 to November 30 of each year) of the appraised net orderly liquidation value (less liquidation costs in an amount determined by Agent in its reasonable discretion) of Inventory based on an appraisal, such appraisal to be conducted by an appraiser acceptable to Agent and in form and substance satisfactory to Agent; plus

         (c) in the sole and absolute discretion of Agent, up to 50% of the book value of Eligible In-Transit Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market, excluding individual shipments (per vessel) with an aggregate book value of less than $250,000; plus

         (d) Fixed Asset Availability;

         less the Minimum Excess Availability Reserve.

         For the purpose of valuing the Collateral of each of Borrower's Canadian Subsidiaries that is denominated in Canadian Dollars or Borrower's Accounts that are denominated in pounds sterling or Australian dollars, such Collateral shall be converted into the Equivalent Amount thereof in Dollars, in each case, as determined as of the last day of each Fiscal Month unless Agent has notified Borrower that, in light of recent or expected currency fluctuations, the conversion shall be made on a more current basis.

         "Chinese Subsidiaries" collectively means the Xiamen Subsidiary and each of the Chinese Sales Companies.

         "Commitments" means (a) as to any Lender, the aggregate of such Lender's Revolving Loan Commitment (including without duplication the Swing Line Lender's Swing Line Commitment as a subset of its Revolving Loan Commitment) as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitments (including without duplication the Swing Line Lender's Swing Line Commitment as a subset of its Revolving Loan Commitment, which aggregate commitment shall be Two Hundred Seventy-Five Million Dollars ($275,000,000) on the Third Amendment Effective Date, as to each of clauses (a) and (b), as such Commitments may be reduced, amortized or adjusted from time to time in accordance with the Agreement.

         "Revolving Loan Commitment" means (a) as to any Revolving Lender, the aggregate commitment of such Revolving Lender to make Revolving Credit Advances (including without duplication Swing Line Advances as a subset of the Swing Line Lender's Revolving Loan Commitment) or incur Letter of Credit Obligations as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Revolving Lender and (b) as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Revolving Credit Advances (including without duplication Swing Line Advances as a subset of the Swing Line Lender's Revolving Loan Commitment) or incur Letter of Credit Obligations, which aggregate commitment shall be Two Hundred Seventy-Five Million Dollars ($275,000,000) on the Third Amendment Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement."

     (q) The parties hereto agree that the following sentence is added to the end of the definition of Eligible In-Transit Inventory: "Inventory in-transit from any of the Chinese Subsidiaries, which meets the criteria set forth above shall constitute Eligible In-Transit Inventory only if it is being shipped to destinations owned or leased by Borrower."

     (r) The parties hereto agree that Clause (b) of Annex F to Credit Agreement is hereby amended and restated to read in its entirety as follows:

        "(b)   To Lenders, upon Agent's request, and in any event no less frequently than three (3) Business Days after the end of each month (as of the last Business Day of each month), a Borrowing Base Certificate, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; provided that, so long as Borrowing Availability is less than $25,000,000, the Borrowing Base and accompanying information will be provided no less frequently than three (3) Business Days after the end of each week."

     (s) The parties hereto agree that Clauses (a), (b) and (c) of Annex G to Credit Agreement are hereby amended and restated to read in their entirety as follows:

          "(a) [Intentionally omitted.] (b) [Intentionally omitted.] (c)
           [Intentionally omitted.]"

     (t) The parties hereto agree that Annex J to Credit Agreement are hereby amended and restated to read in its entirety as set forth on Annex J attached hereto.

     Section 6. Conditions to Effectiveness. This Amendment shall be effective upon the satisfaction of each of the below conditions precedent, each in form and substance satisfactory to Agent: (a) this Amendment shall have been executed and delivered by Borrower, each of the other Credit Parties, Agent and each Lender; and

        (b) Borrower shall have executed and delivered to Agent new Revolving Notes for each Lender evidencing the increase in their respective Revolving Loan Commitments set forth herein.

     Section 7.   Representations And Warranties Of Credit Parties.

        (a) the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

        (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

        (c) neither the execution, delivery and performance of this Amendment by each Credit Party nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of such Credit Party's certificate or articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof.

     Section 8.   Reference To And Effect Upon The Credit Agreement.

        (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        (b) The consents, waivers and amendments set forth in this Amendment are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) be a waiver of any Default or Event of Default arising out of any other failure of the Credit Parties to comply with the terms of the Credit Agreement, or (iv) constitute a waiver of or an amendment to any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

     Section 9. Costs And Expenses. As provided in Section 11.3 of the Credit Amendment, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

     Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     Section 11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                           (signature page follows)

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                  BORROWER

ICON HEALTH & FITNESS, INC.


By:/s/ S. Fred Beck
---------------------------------------
Name: S. Fred Beck
---------------------------------------
Title: CFO
---------------------------------------

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and Lender


By: Joseph Valallo
---------------------------------------
        Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

/s/ Arthur R. Cordweller
---------------------------------------
By: Arthur R. Cordweller
---------------------------------------
        Duly Authorized Signatory


JPMORGAN CHASE BANK,
as a Lender
/s/ Thomas N. Vertin
---------------------------------------
By: Thomas N. Vertin
---------------------------------------
        Duly Authorized Signatory


FLEET CAPITAL CORPORATION,
as a Lender

/s/ Daniel P. Corcoran, Jr.
---------------------------------------
By: Daniel P. Corcoran, Jr.
---------------------------------------
        Duly Authorized Signatory


SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

/s/ Frank Amodio
---------------------------------------
By: Frank Amodio
---------------------------------------
        Duly Authorized Signatory


ZIONS FIRST NATIONAL BANK,
as a Lender

/s/ Jim C. Stanchfield
---------------------------------------
By: Jim C. Stanchfield
---------------------------------------
        Duly Authorized Signatory


                    GMAC COMMERCIAL FINANCE, LLC (f/k/a GMAC
                             Business Credit, LLC),
                                  as a Lender

/s/ Robert F. McIntyre
---------------------------------------
By: Robert F. McIntyre
---------------------------------------
        Duly Authorized Signatory


WELLS FARGO FOOTHILL, LLC,
as a Lender

/s/ Maged Ghebrail
---------------------------------------
By: Maged Ghebrail
---------------------------------------
        Duly Authorized Signatory


     The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

HF HOLDINGS, INC.


By: /s/ S. Fred Beck
---------------------------------------
Name: S. Fred Beck
---------------------------------------
Title: CFO
---------------------------------------



JUMPKING, INC.


By: /s/ Charlie B. Alley
---------------------------------------
Name: Charlie B. Alley
---------------------------------------
Title: Secretary / Treasurer
---------------------------------------



ICON INTERNATIONAL HOLDINGS, INC.


By:/s/ Matthew Allen
---------------------------------------
Name: Matthew Allen
---------------------------------------
Title: President
---------------------------------------



UNIVERSAL TECHNICAL SERVICES


By:/s/ Matthew Allen
---------------------------------------
Name: Matthew Allen
---------------------------------------
Title: President
---------------------------------------



ICON DU CANADA INC./ICON OF CANADA INC.


By:/s/ S. Fred Beck
---------------------------------------
Name: S. Fred Beck
---------------------------------------
Title: Treasurer
---------------------------------------



510152 N.B. LTD.


By: /s/ M. Joseph Brough
---------------------------------------
Name: M. Joseph Brough
---------------------------------------
Title: President
---------------------------------------



NORDICTRACK, INC.


By:/s/ Matthew Allen
---------------------------------------
Name: Matthew Allen
---------------------------------------
Title: President
---------------------------------------



ICON IP., INC.


By:/s/ S. Fred Beck
---------------------------------------
Name: S. Fred Beck
---------------------------------------
Title: President
---------------------------------------

FREE MOTION FITNESS, INC.


By:/s/ Brad H. Bearnson
---------------------------------------
Name: Brad H. Bearnson
---------------------------------------
Title: Secretary
---------------------------------------



                                   EXHIBIT A

FORM OF EXPORT SALES AGREEMENT


































                ANNEX J (from Annex A - Commitments definition)
                                   to
                            CREDIT AGREEMENT

Lenders:

General Electric Capital Corporation

Revolving Loan Commitment
(including a Swing Line Commitment
of $10,000,000):                                      $110,000,000.00

The CIT Group/Business Credit, Inc.

Revolving Loan Commitment:                            $25,000,000.00

JPMorgan Chase Bank

Revolving Loan Commitment:                            $33,000,000.00

Fleet Capital Corporation

Revolving Loan Commitment:                            $33,000,000.00

Siemens Financial Services, Inc.

Revolving Loan Commitment:                            $15,000,000.00

Zions First National Bank

Revolving Loan Commitment:                            $11,500,000.00

GMAC Commercial Finance, LLC

Revolving Loan Commitment:                            $20,000,000.00

Wells Fargo Foothill, LLC

Revolving Loan Commitment:                            $27,500,000.00












Document processed with L&W WPClean by Latham & Watkins (L & W) on Tuesday, June 17, 1997 at 8:02 PM

                   AMENDED AND RESTATED REVOLVING NOTE
                                                           Chicago, Illinois
$110,000,000.00                                             October 11, 2004

     FOR VALUE RECEIVED, the undersigned, ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 500 West Monroe Street, Chicago, Illinois, 60661, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of ONE HUNDRED TEN MILLION DOLLARS AND ZERO CENT ($110,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

     This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of April 9, 2002 by and among Borrower, the other Persons named therein as Credit Parties, Agent and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrower.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

     If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

     This Revolving Note supersedes and replaces the Revolving Note issued by Borrower to Lender on April 29, 2002 (the "Prior Note"). The Revolving Loans outstanding under the Prior Note are continuing in all respects. This Revolving Note does not evidence a novation of, or a repayment and reborrowing of amounts outstanding under the Prior Note.

                              [Signature page follows]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note as of the date first written above.

ICON HEALTH & FITNESS, INC.



By: /s/ S. Fred Beck
-----------------------------------
Title: CFO
-----------------------------------



Document processed with L&W WPClean by Latham & Watkins (L & W) on Tuesday, June 17, 1997 at 8:02 PM


                     AMENDED AND RESTATED REVOLVING NOTE
                                                            Chicago, Illinois
$25,000,000.00                                               October 11, 2004
FOR VALUE RECEIVED, the undersigned, ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of THE CIT GROUP/BUSINESS CREDIT, INC., a New York Corporation ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 500 West Monroe Street, Chicago, Illinois, 60661, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWENTY FIVE MILLION DOLLARS AND ZERO CENT ($25,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

     This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of April 9, 2002 by and among Borrower, the other Persons named therein as Credit Parties, Agent and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrower.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

     If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

     This Revolving Note supersedes and replaces the Revolving Note issued by Borrower to Lender on April 9, 2002 (the "Prior Note"). The Revolving Loans outstanding under the Prior Note are continuing in all respects. This Revolving Note does not evidence a novation of, or a repayment and reborrowing of amounts outstanding under the Prior Note.

                             [Signature page follows]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note as of the date first written above.

ICON HEALTH & FITNESS, INC.



By: /s/ S. Fred Beck
-----------------------------------
Title: CFO
-----------------------------------



Document processed with L&W WPClean by Latham & Watkins (L & W) on Tuesday, June 17, 1997 at 8:02 PM

                     AMENDED AND RESTATED REVOLVING NOTE
                                                            Chicago, Illinois
$33,000,000.00                                               October 11, 2004

     FOR VALUE RECEIVED, the undersigned, ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of JPMORGAN CHASE BANK, a New York banking corporation ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 500 West Monroe Street, Chicago, Illinois, 60661, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of THIRTY THREE MILLION DOLLARS AND ZERO CENT ($33,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

     This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of April 9, 2002 by and among Borrower, the other Persons named therein as Credit Parties, Agent and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrower.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

     If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

     This Revolving Note supersedes and replaces the Revolving Note issued by Borrower to Lender on April 9, 2002 (the "Prior Note"). The Revolving Loans outstanding under the Prior Note are continuing in all respects. This Revolving Note does not evidence a novation of, or a repayment and reborrowing of amounts outstanding under the Prior Note.

                             [Signature page follows]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note as of the date first written above.

ICON HEALTH & FITNESS, INC.



By: /s/ S. Fred Beck
-----------------------------------
Title: CFO
-----------------------------------



Document processed with L&W WPClean by Latham & Watkins (L & W) on Tuesday, June 17, 1997 at 8:02 PM

                      AMENDED AND RESTATED REVOLVING NOTE
                                                            Chicago, Illinois
$33,000,000.00                                              October 11, 2004

     FOR VALUE RECEIVED, the undersigned, ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 500 West Monroe Street, Chicago, Illinois, 60661, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of THIRTY THREE MILLION DOLLARS AND ZERO CENT ($33,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

     This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of April 9, 2002 by and among Borrower, the other Persons named therein as Credit Parties, Agent and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrower.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

      Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

     This Revolving Note supersedes and replaces the Revolving Note issued by Borrower to Lender on April 9, 2002 (the "Prior Note"). The Revolving Loans outstanding under the Prior Note are continuing in all respects. This Revolving Note does not evidence a novation of, or a repayment and reborrowing of amounts outstanding under the Prior Note. [Signature page follows]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note as of the date first written above.

ICON HEALTH & FITNESS, INC.



By: /s/ S. Fred Beck
-----------------------------------
Title: CFO
-----------------------------------


Document processed with L&W WPClean by Latham & Watkins (L & W) on Tuesday, June 17, 1997 at 8:02 PM

                     AMENDED AND RESTATED REVOLVING NOTE
                                                           Chicago, Illinois
$15,000,000.00                                              October 11, 2004

     FOR VALUE RECEIVED, the undersigned, ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of SIEMENS FINANCIAL SERVICES, INC. ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 500 West Monroe Street, Chicago, Illinois, 60661, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of FIFTEEN MILLION DOLLARS AND ZERO CENT ($15,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

     This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of April 9, 2002 by and among Borrower, the other Persons named therein as Credit Parties, Agent and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrower.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

     If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

     This Revolving Note supersedes and replaces the Revolving Note issued by Borrower to Lender on April 29, 2002 (the "Prior Note"). The Revolving Loans outstanding under the Prior Note are continuing in all respects. This Revolving Note does not evidence a novation of, or a repayment and reborrowing of amounts outstanding under the Prior Note.

                            [Signature page follows]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note as of the date first written above.

ICON HEALTH & FITNESS, INC.



By: /s/ S. Fred Beck
-----------------------------------
Title: CFO
-----------------------------------

Document processed with L&W WPClean by Latham & Watkins (L & W) on Tuesday, June 17, 1997 at 8:02 PM

                     AMENDED AND RESTATED REVOLVING NOTE
                                                            Chicago, Illinois
$11,500,000.00                                               October 11, 2004

     FOR VALUE RECEIVED, the undersigned, ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of ZIONS FIRST NATIONAL BANK, a national banking association ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 500 West Monroe Street, Chicago, Illinois, 60661, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of ELEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS AND ZERO CENT ($11,500,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

     This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of April 9, 2002 by and among Borrower, the other Persons named therein as Credit Parties, Agent and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrower.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

     If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

     This Revolving Note supersedes and replaces the Revolving Note issued by Borrower to Lender on April 29, 2002 (the "Prior Note"). The Revolving Loans outstanding under the Prior Note are continuing in all respects. This Revolving Note does not evidence a novation of, or a repayment and reborrowing of amounts outstanding under the Prior Note.

                            [Signature page follows]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note as of the date first written above.
ICON HEALTH & FITNESS, INC.



By: /s/ S. Fred Beck
-----------------------------------
Title: CFO
-----------------------------------

Document processed with L&W WPClean by Latham & Watkins (L & W) on Tuesday, June 17, 1997 at 8:02 PM

                       AMENDED AND RESTATED REVOLVING NOTE
                                                           Chicago, Illinois
$20,000,000.00                                              October 11, 2004

     FOR VALUE RECEIVED, the undersigned, ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of GMAC COMMERCIAL FINANCE, LLC (f/k/a GMAC Business Credit, LLC) ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 500 West Monroe Street, Chicago, Illinois, 60661, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWENTY MILLION DOLLARS AND ZERO CENT ($20,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

     This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of April 9, 2002 by and among Borrower, the other Persons named therein as Credit Parties, Agent and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrower.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

     If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

     This Revolving Note supersedes and replaces the Revolving Note issued by Borrower to Lender on April 29, 2002 (the "Prior Note"). The Revolving Loans outstanding under the Prior Note are continuing in all respects. This Revolving Note does not evidence a novation of, or a repayment and reborrowing of amounts outstanding under the Prior Note.


                            [Signature page follows]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note as of the date first written above.
ICON HEALTH & FITNESS, INC.



By: /s/ S. Fred Beck
-----------------------------------
Title: CFO
-----------------------------------


Document processed with L&W WPClean by Latham & Watkins (L & W) on Tuesday, June 17, 1997 at 8:02 PM

AMENDED AND RESTATED REVOLVING NOTE

                                                            Chicago, Illinois
$27,500,000.00                                               October 11, 2004

      FOR VALUE RECEIVED, the undersigned, ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of WELLS FARGO FOOTHILL, LLC ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 500 West Monroe Street, Chicago, Illinois, 60661, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWENTY SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS AND ZERO CENT ($27,500,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

     This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of April 9, 2002 by and among Borrower, the other Persons named therein as Credit Parties, Agent and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrower.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

     If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

     This Revolving Note supersedes and replaces the Revolving Note issued by Borrower to Lender on June 16, 2003 (the "Prior Note"). The Revolving Loans outstanding under the Prior Note are continuing in all respects. This Revolving Note does not evidence a novation of, or a repayment and reborrowing of amounts outstanding under the Prior Note.

                           [Signature page follows]

        IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note as of the date first written above.

ICON HEALTH & FITNESS, INC.



By: /s/ S. Fred Beck
-----------------------------------
Name: S. Fred Beck
-----------------------------------
Title: CFO
-----------------------------------